Exhibit 99.1 Copy of Presentation materials that M. Todd Kanipe and Steve Marcum will present at the Hilliard Lyons
INVEST Kentucky Conference in Louisville on June 6, 2013.

Citizens First Corporation

INVESTKentucky Presentation

June 6, 2013

Grow.

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Forward-Looking Statements

We may from time to time make written or oral statements, including statements contained in this presentation, which may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "may", "expect", "anticipate", "intend", "consider", "plan", "believe", "seek", "should", "estimate", and similar expressions are intended to identify such forward-looking statements, but other statements may constitute forward-looking statements. These statements should be considered subject to various risks and uncertainties. Such forward-looking statements are based on many assumptions and estimates and are not guarantees of future performance. Such statements are made pursuant to "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

You should consider the areas of risk described under the headings "Forward-Looking Statements" and "Risk Factors" in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 in connection with any forward-looking statements that may be made by us and our business generally. Except to the extent required by applicable law or regulations, we undertake no obligation to release publicly any updates or revisions to any forward-looking statements, to report events or to report the occurrence of unanticipated events.

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Non-GAAP Financial Measures

This presentation includes non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles ("GAAP"). Such non-GAAP financial measures include the tangible book value per share. The most comparable GAAP measure to this is book value per share.

We use non-GAAP financial measures because we believe they are useful for evaluating our financial condition, operations and performance over periods of time, as well as in managing and evaluating our business and in discussions about our operations and performance. We also believe these non-GAAP financial measures provide users of our financial information with a meaningful measure for assessing our financial condition and financial results, as well as comparison to financial results for prior periods. These disclosures should not be viewed as a substitute for results determined in accordance with GAAP, and are not necessarily comparable to non-GAAP performance measures that other companies may use. A reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is included as an appendix to this presentation.

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Company Overview

- Established in 1999
- 9 branches and 2 administrative offices
- 100 full-time equivalent employees
- Focus on earnings improvement and reducing risk
- Located in one of the fastest growing areas in Kentucky

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Our Management Team/Years of Banking Experience

- Todd Kanipe, President & CEO—23
- Steve Marcum,CPA, EVP & CFO—34
- Marc Lively, EVP & CCO—28
- Kim Thomas, EVP of Retail Banking—20

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Our Market Area

Barren River Area Development District

- Deposits $4.37 billion
- 10 County Market
- 16% growth since 2007

County Total Deposits/Rank in State

- Warren $1.9 Billion/6th
- Barren $670 Million/23rd
- Simpson $387 Million/44th
- Hart $156 Million/89th

Source: FDIC data for June 30, 2012



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Deposit Market Share

Market Share for Barren, Hart, Simpson, and Warren Counties



18%
17%
13%
11%
9%
7%
7%
6%
4%
4%
4%
Others (14)
BB&T
US Bank
Citizens First
Franklin Bank & Trust
South Central Barren
American Bank
South Central Warren
Edmonton State Bank
PBI
PNC

Source: FDIC Summary of Deposits, June 2012

Loan Portfolio Composition


2%
17%
26%
55%
Commercial & Agricultural
Commercial Real Estate
Residential Real Estate
Consumer

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Earnings Per Share



$0.40
$0.20
$0.00
($0.20)
($0.40)
($0.60)
($0.80)
($1.00)

	March	June	September	December
2009	($0.02)	($0.93)	$0.03	($0.41)
2010	$0.14	$0.18	$0.20	$0.23
2011	$0.21	$0.25	$0.26	$0.09
2012	$0.29	$0.24	$0.35	$0.23

Index Performance from Market Low (March 2009)


180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
148%
130%
168%
37%
54%
77%
36%
Citizens First Corporation (CZFC)
Price Appreciation: 133%
Russell 3000
DJIA
NASDAQ
SNL U.S. Bank < $500M
SNL U.S. Bank $500M-$1B
SNL U.S. Bank $1B-$5B
SNL U.S. Bank $5B-$10B

Source: SNL Financial LC; data as of May 7, 2013
Citizens First Corporation price since March 9, 2009

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Balance Sheet Overview



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0

	2009	2010	2011	2012
Capital	$36,858	$38,309	$38,872	$41,566
Loans	$263,922	$268,303	$294,352	$298,754
Deposits	$288,520	$288,740	$332,731	$331,733
Assets	$344,231	$349,731	$403,794	$406,556

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Net Interest Margin-Bank



4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Dec 09	Dec 10	Dec 11	Dec 12
CFB	3.53%	4.13%	4.11%	4.25%
Peers	3.70%	3.84%	3.87%	3.83%

Source: Uniform Bank Performance Reports

Efficiency Ratio-Bank



90.00%
80.00%
70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%

	Dec 09	Dec 10	Dec 11	Dec 12
CFB	84.05%	64.44%	63.18%	62.67%
Peers	71.47%	68.35%	67.90%	66.81%

Source: Uniform Bank Performance Reports

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Non-Performing Loans/Loans



3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	Dec 09	Dec 10	Dec 11	Dec 12
CFB	0.47%	0.47%	1.45%	2.06%
Peers	3.18%	3.24%	2.78%	2.04%

CFB Peers

Source: Uniform Bank Performance Reports

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Tangible Book Value Per Share



$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00

	Dec-09	Dec-10	Dec-11	Dec-12	Mar-13
—TBV	$8.56	$9.37	$9.80	$11.32	$11.26

Historical Median Price to Tangible Book Value



200%
175%
150%
125%
100%
75%
50%
25%
0%
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
05/08/13
Citizens First Corporation (CZFC)
Price/Tangible Book Value: 75.8%
Midwest
All U.S.

Source: SNL Financial LC; data as of May 9, 2013
Note: Banks with assets under $10 billion, excludes MHCs, CZFC market data as of May 29, 2013

Total Risk-Based Capital


15.00%
14.50%
14.00%
13.50%
13.00%
12.50%
12.00%

	Dec-09	Dec-10	Dec-11	Dec-12	Mar-13
—Capital	13.79%	14.57%	13.11%	14.41%	13.33%

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Q1 2013 Results

- Net income $115,000, or loss of $.05 per diluted common share, down $.34 from Q1 2012.
- Average loans increased $4.8 million to $303.9 million from a year ago.
- Non-performing assets increased $4.7 million to $10.9 million. Resolution is expected on a number of problem credits during the second quarter of 2013.
- Net interest margin declined to 3.96%, from 4.17% a year ago, due to a decline in loan yields and an increase in non-performing assets.

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Strategic Initiatives

- **Market share**
  - During 2011, acquired $32 million in deposits and $13 million in loans from Republic Bank's banking center in Warren County which was immediately accretive to earnings
  - 2012 loan growth from loans in Tennessee
  - Current focus on organic loan and deposit growth in core market
- **Capital structure**
  - Repaid $3.3 million of TARP funds during first quarter of 2013
  - Plans to repay remaining $3.3 million in the fourth quarter of December, 2013

Challenges Ahead

- **Prolonged Economic Recovery**
  - Credit quality still a concern
  - Housing sector slowly rebounding
  - Quality loan growth in our local market
- **Interest Rate Environment**
  - Pressure on net interest margin
  - When will rates rise and how quickly?
- **Regulatory Landscape**
  - Implementation of Dodd-Frank
  - Pressure on fee income

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Questions or Comments?

Appendix

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Non-GAAP Capital Measures

	March 31, 2013	December 31, 2012	December 31, 2011	December 31, 2010	December 31, 2009
Total shareholders' equity (a)	$38,091	$41,566	$38,872	$38,309	$36,858
Less:					
Preferred stock	(10,906)	(14,178)	(14,130)	(16,245)	(16,182)
Common equity (b)	27,185	27,388	24,742	22,064	20,676
Goodwill	(4,097)	(4,097)	(4,097)	(2,575)	(2,575)
Intangible assets	(913)	(997)	(1,346)	(1,029)	(1,293)
Tangible common equity (c)	22,175	22,294	19,299	18,460	16,808
Add:					
Preferred stock	10,906	14,178	14,130	16,245	16,182
Tangible equity (d)	$33,081	$36,472	$33,429	$34,705	$32,990
Total assets (e)	$422,093	$406,556	$403,794	$349,890	$344,231
Less:					
Goodwill	(4,097)	(4,097)	(4,097)	(2,575)	(2,575)
Intangible assets	(913)	(997)	(1,346)	(1,029)	(1,293)
Tangible assets (f)	$417,083	$401,462	$398,351	$346,286	$340,363
Shares outstanding (in thousands) (g)	1,969	1,969	1,969	1,969	1,969
Book value per common share (b/g)	$13.81	$13.91	$12.57	$11.21	$10.50
Tangible book value per common share (c/g)	$11.26	$11.32	$9.80	$9.37	$8.53
Total shareholders' equity to total assets ratio (a/e)	9.02%	10.22%	9.63%	10.95%	10.71%
Tangible equity ratio (d/f)	7.93%	9.08%	8.39%	10.02%	9.69%
Tangible common equity ratio (c/f)	5.32%	5.55%	4.84%	5.33%	4.94%